                                   EXHIBIT 24

                                POWER OF ATTORNEY

The undersigned, an officer or director, or both an officer and director, of STERIS Corporation, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D. C. under the provisions of the Securities and Exchange Act of 1934, as amended, registration statements on Form S-8 and amendments thereto with respect to Common Shares of the Corporation issuable or issued in connection with Nonqualified Stock Option Agreements entered into by the Corporation as of September 17, 1997 with John Masefield and Thomas DeAngelo, (the "Registration Statements"), hereby constitutes Bill R. Sanford, Michael A. Keresman, III, David C. Dvorak, and Roy L. Turnell, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Registration Statements, and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

This Power of Attorney shall not apply to any Registration Statement or amendment filed after April 22, 2000.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of April 23, 1998.



                                         /s/ Bill R. Sanford
                                         ----------------------------------
                                         Bill R. Sanford
                                         Chairman of the Board,
                                         President, Chief Executive Officer

                                POWER OF ATTORNEY

The undersigned, an officer or director, or both an officer and director, of STERIS Corporation, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D. C. under the provisions of the Securities and Exchange Act of 1934, as amended, registration statements on Form S-8 and amendments thereto with respect to Common Shares of the Corporation issuable or issued in connection with Nonqualified Stock Option Agreements entered into by the Corporation as of September 17, 1997 with John Masefield and Thomas DeAngelo, (the "Registration Statements"), hereby constitutes Bill R. Sanford, Michael A. Keresman, III, David C. Dvorak, and Roy L. Turnell, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Registration Statements, and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

This Power of Attorney shall not apply to any Registration Statement or amendment filed after April 22, 2000.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of April 23, 1998.



                                         /s/ Michael A. Keresman, III
                                         ----------------------------------
                                         Michael A. Keresman, III
                                         Senior Vice President and
                                         Chief Financial Officer
                                         (Principal Financial Officer and
                                         Principal Accounting Officer)

                                POWER OF ATTORNEY

The undersigned, an officer or director, or both an officer and director, of STERIS Corporation, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D. C. under the provisions of the Securities and Exchange Act of 1934, as amended, registration statements on Form S-8 and amendments thereto with respect to Common Shares of the Corporation issuable or issued in connection with Nonqualified Stock Option Agreements entered into by the Corporation as of September 17, 1997 with John Masefield and Thomas DeAngelo, (the "Registration Statements"), hereby constitutes Bill R. Sanford, Michael A. Keresman, III, David C. Dvorak, and Roy L. Turnell, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Registration Statements, and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

This Power of Attorney shall not apply to any Registration Statement or amendment filed after April 22, 2000.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of April 23, 1998.



                                         /s/ Raymond A. Lancaster
                                         ----------------------------------
                                         Raymond A. Lancaster
                                         Director

                                POWER OF ATTORNEY

The undersigned, an officer or director, or both an officer and director, of STERIS Corporation, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D. C. under the provisions of the Securities and Exchange Act of 1934, as amended, registration statements on Form S-8 and amendments thereto with respect to Common Shares of the Corporation issuable or issued in connection with Nonqualified Stock Option Agreements entered into by the Corporation as of September 17, 1997 with John Masefield and Thomas DeAngelo, (the "Registration Statements"), hereby constitutes Bill R. Sanford, Michael A. Keresman, III, David C. Dvorak, and Roy L. Turnell, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Registration Statements, and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

This Power of Attorney shall not apply to any Registration Statement or amendment filed after April 22, 2000.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of April 23, 1998.



                                         /s/ Thomas J. Magulski
                                         ----------------------------------
                                         Thomas J. Magulski
                                         Director

                                POWER OF ATTORNEY

The undersigned, an officer or director, or both an officer and director, of STERIS Corporation, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D. C. under the provisions of the Securities and Exchange Act of 1934, as amended, registration statements on Form S-8 and amendments thereto with respect to Common Shares of the Corporation issuable or issued in connection with Nonqualified Stock Option Agreements entered into by the Corporation as of September 17, 1997 with John Masefield and Thomas DeAngelo, (the "Registration Statements"), hereby constitutes Bill R. Sanford, Michael A. Keresman, III, David C. Dvorak, and Roy L. Turnell, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Registration Statements, and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

This Power of Attorney shall not apply to any Registration Statement or amendment filed after April 22, 2000.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of April 23, 1998.



                                         /s/ J. B. Richey
                                         ----------------------------------
                                         J. B. Richey
                                         Director

                                POWER OF ATTORNEY

The undersigned, an officer or director, or both an officer and director, of STERIS Corporation, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D. C. under the provisions of the Securities and Exchange Act of 1934, as amended, registration statements on Form S-8 and amendments thereto with respect to Common Shares of the Corporation issuable or issued in connection with Nonqualified Stock Option Agreements entered into by the Corporation as of September 17, 1997 with John Masefield and Thomas DeAngelo, (the "Registration Statements"), hereby constitutes Bill R. Sanford, Michael A. Keresman, III, David C. Dvorak, and Roy L. Turnell, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Registration Statements, and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

This Power of Attorney shall not apply to any Registration Statement or amendment filed after April 22, 2000.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of April 23, 1998.



                                         /s/ Jerry E. Robertson, Ph.D.
                                         ----------------------------------
                                         Jerry E. Robertson, Ph.D.
                                         Director

                                POWER OF ATTORNEY

The undersigned, an officer or director, or both an officer and director, of STERIS Corporation, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D. C. under the provisions of the Securities and Exchange Act of 1934, as amended, registration statements on Form S-8 and amendments thereto with respect to Common Shares of the Corporation issuable or issued in connection with Nonqualified Stock Option Agreements entered into by the Corporation as of September 17, 1997 with John Masefield and Thomas DeAngelo, (the "Registration Statements"), hereby constitutes Bill R. Sanford, Michael A. Keresman, III, David C. Dvorak, and Roy L. Turnell, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Registration Statements, and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

This Power of Attorney shall not apply to any Registration Statement or amendment filed after April 22, 2000.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of April 23, 1998.



                                         /s/ Frank E. Samuel, Jr.
                                         ----------------------------------
                                         Frank E. Samuel, Jr.
                                         Director

                                POWER OF ATTORNEY

The undersigned, an officer or director, or both an officer and director, of STERIS Corporation, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D. C. under the provisions of the Securities and Exchange Act of 1934, as amended, registration statements on Form S-8 and amendments thereto with respect to Common Shares of the Corporation issuable or issued in connection with Nonqualified Stock Option Agreements entered into by the Corporation as of September 17, 1997 with John Masefield and Thomas DeAngelo, (the "Registration Statements"), hereby constitutes Bill R. Sanford, Michael A. Keresman, III, David C. Dvorak, and Roy L. Turnell, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Registration Statements, and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

This Power of Attorney shall not apply to any Registration Statement or amendment filed after April 22, 2000.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of April 23, 1998.



                                         /s/ Loyal W. Wilson
                                         ----------------------------------
                                         Loyal W. Wilson
                                         Director